UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2003

RAILAMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W.
Boca Raton, Florida 33487

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (561) 994-6015

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated May 1, 2003, issued by RailAmerica, Inc. for its 2003 first quarter financial results.

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC

Date: May 2, 2003	By: /s/ Michael J. Howe

Name: Michael J. Howe Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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